Exhibit 99.1

Rackable Systems, Inc. Announces Second Quarter 2006 Financial Results

    MILPITAS, Calif.--(BUSINESS WIRE)--July 27, 2006--Rackable
Systems, Inc., (NASDAQ:RACK)

    --  Record quarterly revenue of $88.6 million

    --  GAAP EPS of $0.18

    --  Non-GAAP EPS of $0.28

    Rackable Systems, Inc., (NASDAQ:RACK) a provider of servers and storage products for scale out data center deployments, today announced financial results for the second quarter of 2006.
    Total revenue for the second quarter of 2006 was $88.6 million, up 5.0% from $84.4 million in the first quarter of 2006, and up 101.7% from $44.0 million in the second quarter of 2005. GAAP net income for the second quarter of 2006 was $5.3 million or $0.18 per diluted share, compared to a GAAP net income of $1.2 million or $0.07 per diluted share in the same period a year ago. Non-GAAP net income for the second quarter was $8.1 million or $0.28 per diluted share, compared to non-GAAP net income of $2.0 million or $0.12 per diluted share in the same period a year ago.
    Total revenue for the six months ended July 1, 2006 was $173.0 million, up 132.4% from $74.4 million in the first six months of 2005. GAAP net income for the first six months of 2006 was $11.3 million or $0.41 per diluted share, compared to a net loss of $3.2 million or $(0.58) per share in the same period a year ago. Non-GAAP net income for the first six months was $16.0 million or $0.58 per diluted share, compared to $2.7 million or $0.17 per diluted share in the first six months last year.
    In the first quarter of fiscal 2006, Rackable Systems adopted the Statement of Financial Accounting Standards No. 123R, Share-Based Payment (FAS 123R), which requires that stock-based compensation be recorded in its financial statements. The company's non-GAAP financial measures exclude stock-based compensation expense, the amortization of patents and customer list in connection with the acquisition of the company's predecessor, change in fair value of embedded derivatives in preferred stock, dividends on preferred stock recorded as interest expense and the related tax effect of the applicable items. The reconciliation between GAAP and non-GAAP net income (loss) is provided in the financial tables accompanying this press release.
    "We are pleased with our performance in major accounts, and we also made substantial progress in our efforts to diversify our revenue base," said Tom Barton, Chief Executive Officer. "Also noteworthy, our storage product revenues in Q2 represented approximately 11% of total revenues, up from 7% in Q1," concluded Barton.

    Conference Call Information

    Rackable Systems will discuss these financial results and its outlook for the third quarter and full year of 2006 in a conference call at 1:30 p.m. PDT, 4:30 p.m. EDT, today. The public is invited to listen to a live web cast of Rackable Systems' conference call on the investor relations section of the company's website at www.rackable.com. For investors unable to participate in the live conference call, an audio replay will be available on July 27, 2006, at approximately 4:30 p.m. PDT and will remain available until August 1, 2006 at 9:00 p.m. PDT. To access the audio replay, dial 888-203-1112 or 719-457-0820 and enter confirmation code 7477257. A web cast replay of the call will be available on the Investor Relations section at www.rackable.com approximately two hours after the conclusion of the call and will remain available until the company's next earnings call.

    Use of Non-GAAP Financial Measures

    The non-GAAP financial measures discussed in the text of this press release and accompanying non-GAAP supplemental information represent financial measures used by Rackable Systems' management to evaluate the operating performance of the company and to conduct its business operations. Non-GAAP financial measures discussed in this press release exclude stock-based compensation expense, the amortization of patents and customer list in connection with the acquisition of the company's predecessor, change in fair value of embedded derivatives in preferred stock, dividends on preferred stock recorded as interest expense and the related tax effect of the applicable items. Management uses the non-GAAP financial measures for planning purposes, including analysis of the company's performance as against prior periods, the preparation of operating budgets and to determine appropriate levels of operating and capital investments. Management also believes that the non-GAAP financial measures provide additional insight for analysts and investors in evaluating the company's financial and operational performance. However, these non-GAAP financial measures are not intended to be an alternative to financial measures prepared in accordance with GAAP and should not be considered in isolation from the company's GAAP results of operations. Pursuant to the requirements of SEC Regulation G, a detailed reconciliation between the company's GAAP and non-GAAP financial results is provided at the end of this press release and investors are advised to carefully review and consider this information as well as the GAAP financial results that are disclosed in the company's SEC filings.

    About Rackable Systems

    Rackable Systems, Inc. is a provider of servers and storage products for scale out data center deployments. The company's servers are designed to provide benefits in the areas of density, thermal efficiency, serviceability, power distribution and remote management. Founded in 1999 and based in Milpitas, California, Rackable Systems serves Internet, semiconductor design, enterprise software, federal government, entertainment, financial services, oil and gas exploration and biotechnology customers worldwide.

    Copyright(C) 2006 Rackable Systems, Inc. All rights reserved. Rackable Systems is a registered trademark of Rackable Systems, Inc. in the U.S. Rackable Systems and its logo are trademarks in the U.S. and certain other countries. All other brands, names or trademarks mentioned may be trademarks of their respective owners.



                        RACKABLE SYSTEMS, INC.

                CONDENSED CONSOLIDATED BALANCE SHEETS
                            (In thousands)
                             (Unaudited)
----------------------------------------------------------------------
                                                July 1,     Dec. 31,
                                              -----------  -----------
                                                 2006         2005

ASSETS

CURRENT ASSETS:
  Cash and cash equivalents                      $58,820      $29,099
  Short-term investments                         156,508       25,065
  Accounts receivable - net                       46,565       49,700
  Inventories                                     47,271       40,649
  Deferred income taxes                            6,504        6,504
  Deferred cost of sales                           1,161        8,665
  Prepaids and other current assets                8,221        4,111
                                              -----------  -----------

           Total current assets                  325,050      163,793
                                              -----------  -----------

PROPERTY AND EQUIPMENT--Net                        4,026        2,588

INTANGIBLE ASSETS--Net                             8,785        9,421

OTHER ASSETS                                       2,898          240
                                              -----------  -----------

TOTAL                                           $340,759     $176,042
                                              ===========  ===========

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Accounts payable and other payables            $31,283      $29,083
  Accrued expenses                                 7,992        7,434
  Income taxes payable                                 -        3,179
  Deferred revenue                                 3,583       11,771
                                              -----------  -----------

           Total current liabilities              42,858       51,467

DEFERRED INCOME TAXES                                304          304

DEFERRED RENT                                         16           28

DEFERRED REVENUE                                   2,192          978
                                              -----------  -----------

           Total liabilities                      45,370       52,777

STOCKHOLDERS' EQUITY                             295,389      123,265
                                              -----------  -----------

TOTAL                                           $340,759     $176,042
                                              ===========  ===========



                        RACKABLE SYSTEMS, INC.

           CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
          (In thousands, except share and per share amounts)
                             (Unaudited)
----------------------------------------------------------------------



                          Three Months Ended       Six Months Ended
                        ----------------------- ----------------------
                          July 1,     July 2,     July 1,     July 2,
                            2006        2005        2006       2005
                        ----------- ----------- ----------- ----------

REVENUE                    $88,648     $43,960    $173,040    $74,449
COST OF REVENUE             68,465      34,772     133,363     59,333
                        ----------- ----------- ----------- ----------

GROSS PROFIT                20,183       9,188      39,677     15,116
                        ----------- ----------- ----------- ----------

OPERATING EXPENSES:
   Research and
    development              2,542         497       4,340        845
   Sales and marketing       6,447       3,698      11,295      6,679
   General and
    administrative           4,583       1,881       8,113      3,530
                        ----------- ----------- ----------- ----------

  Total operating
   expenses                 13,572       6,076      23,748     11,054
                        ----------- ----------- ----------- ----------

INCOME  FROM OPERATIONS      6,611       3,112      15,929      4,062

OTHER INCOME (EXPENSE)--Net:
  Change in fair value
   of embedded
   derivatives in
   preferred stock               -           -           -     (4,192)
  Interest income            2,014          17       2,678         19
  Interest expense               -        (746)          -     (1,528)
  Other income --net           618           -         862          -
                        ----------- ----------- ----------- ----------

  Total other income
   (expense)--net            2,632        (729)      3,540     (5,701)
                        ----------- ----------- ----------- ----------

INCOME (LOSS) BEFORE
 INCOME TAX PROVISION        9,243       2,383      19,469     (1,639)

INCOME TAX PROVISION        (3,917)     (1,200)     (8,171)    (1,533)
                        ----------- ----------- ----------- ----------

NET INCOME (LOSS)           $5,326      $1,183     $11,298    $(3,172)
                        =========== =========== =========== ==========

NET INCOME (LOSS) PER SHARE

  Basic                      $0.19       $0.18       $0.43     $(0.58)
                        =========== =========== =========== ==========
  Diluted                    $0.18       $0.07       $0.41     $(0.58)
                        =========== =========== =========== ==========

SHARES USED IN COMPUTING NET INCOME (LOSS) PER SHARE

  Basic                 27,692,918   6,433,701  25,983,657  5,499,442
                        =========== =========== =========== ==========
  Diluted               29,250,002  16,457,415  27,751,304  5,499,442
                        =========== =========== =========== ==========

Stock-based compensation is included in the following cost and expense categories by period (in thousands):


                               Three Months Ended   Six Months Ended
                               ------------------- -------------------
                                July 1,   July 2,   July 1,   July 2,
                                  2006      2005      2006      2005
                               --------- --------- --------- ---------

Cost of revenue                    $819       $23    $1,525       $48
Research and development            973        19     1,484        36
Sales and marketing               1,369        67     2,223       132
General and administrative          978        33     1,664        65
                               --------- --------- --------- ---------

TOTAL                            $4,139      $142    $6,896      $281
                               ========= ========= ========= =========


                        RACKABLE SYSTEMS, INC.

        RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
          (In thousands, except share and per share amounts)
                             (Unaudited)
----------------------------------------------------------------------



                           Three Months Ended      Six Months Ended
                         ---------------------- ----------------------
                             July 1,    July 2,     July 1,    July 2,
                              2006       2005        2006       2005
                         ---------------------- ----------------------

NET INCOME (LOSS) - As
 Reported                    $5,326     $1,183     $11,298    $(3,172)

Add back (deduct):
 Stock-based compensation     4,139        142       6,896        281
 Amortization of patents
  and customer list             359        359         718        718
 Change in fair value of
  embedded derivatives
  in preferred stock              -          -           -      4,192
 Dividends on preferred
  stock recorded as
  interest expense                -        490           -      1,087
 Adjustment to tax
  provision (1)              (1,698)      (193)     (2,901)      (401)
                         ---------- ----------- ---------- -----------

NON-GAAP NET INCOME          $8,126     $1,981     $16,011     $2,705
                         ========== =========== ========== ===========

NET INCOME (LOSS) PER SHARE

 BASIC - As Reported          $0.19      $0.18       $0.43     $(0.58)
                         ========== =========== ========== ===========
 BASIC - Non-GAAP             $0.29      $0.31       $0.62      $0.49
                         ========== =========== ========== ===========

 DILUTED - As Reported        $0.18      $0.07       $0.41     $(0.58)
                         ========== =========== ========== ===========
 DILUTED - Non-GAAP           $0.28      $0.12       $0.58      $0.17
                         ========== =========== ========== ===========

SHARES USED IN COMPUTING NET INCOME (LOSS) PER SHARE

 BASIC - As Reported     27,692,918  6,433,701  25,983,657  5,499,442
                         ========== =========== ========== ===========
 BASIC - Non-GAAP        27,692,918  6,433,701  25,983,657  5,499,442
                         ========== =========== ========== ===========

 DILUTED - As Reported   29,250,002 16,457,415  27,751,304  5,499,442
                         ========== =========== ========== ===========
 DILUTED - Non-GAAP      29,250,002 16,457,415  27,751,304 16,220,049
                         ========== =========== ========== ===========


(1) The provision of income taxes used in arriving at the non-GAAP net income was computed using an income tax rate of 40.9% and 41.3% for the three months ended July 1, 2006 and July 2, 2005, respectively and 40.9% and 41.7% for the six months ended July 1, 2006 and July 2, 2005, respectively


                        RACKABLE SYSTEMS, INC.

           CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                            (In thousands)
                             (Unaudited)
----------------------------------------------------------------------


                                              Six Months    Six Months
                                                 Ended        Ended
                                             ------------  -----------
                                                 July 1,      July 2,
                                                  2006          2005

CASH FLOWS FROM OPERATING ACTIVITIES
Net (loss) income                                $11,298      $(3,172)
Adjustments to reconcile net income (loss)
 to net cash provided by  (used in) operating
 activities:
Depreciation and amortization                      1,326        1,746
Deferred income taxes                             (2,288)      (1,784)
Accretion for preferred stock dividends
 recorded as interest expense                          -        1,087
Stock-based compensation                           6,896          281
Changes in fair value of embedded derivatives
 in preferred stock                                    -        4,192
Change in operating assets and liabilities:
    Accounts receivable                            3,135      (10,293)
    Inventory                                     (6,622)      (5,004)
    Prepaids and other assets                     (4,480)        (631)
    Accounts payable and other payables            2,200        8,310
    Accrued expenses                                 546          297
    Income tax payable                            (3,179)         799
    Deferred cost of sales                         7,504            -
    Deferred revenue                              (6,973)       1,155
                                             ------------  -----------
       Net cash provided by (used in)
        operating activities                       9,363       (3,017)
                                             ------------  -----------

CASH FLOWS FROM INVESTING ACTIVITIES:
    Purchases of property and equipment           (2,005)        (352)
    Expenditures for intangibles                    (123)         (49)
    Purchases of marketable securities          (199,270)           -
    Proceeds from sales and maturities of
     marketable securities                        67,787            -
                                             ------------  -----------
       Net cash used in investing activities    (133,611)        (401)
                                             ------------  -----------

CASH FLOWS FROM FINANCING ACTIVITIES:
    Borrowings under line of credit, net               -      (14,061)
    Repurchase of common stock from Founders           -       (6,000)
    Payment of notes payable to related
     parties                                           -       (1,493)
    Redemption of mandatorily redeemable
     preferred stock                                   -      (24,738)
    Proceeds from issuance of common stock
     upon exercise of stock options                2,240            -
    Proceeds from issuance of common stock -
     ESPP purchase                                   829            -
    Excess tax benefit of stock options
     exercised                                    12,448            -
    Proceeds from issuance of common stock
     upon initial public offering - net of
     issuance costs                                    -       68,501
    Proceeds from issuance of common stock
     upon follow on offering - net of
     issuance costs                              138,452            -
                                             ------------  -----------
       Net cash provided by financing
        activities                               153,969       22,209
                                             ------------  -----------
NET INCREASE IN CASH AND CASH EQUIVALENTS         29,721       18,791

                                             ------------  -----------
CASH AND CASH EQUIVALENTS - Beginning of
 period                                           29,099       17,111
                                             ------------  -----------
CASH AND CASH EQUIVALENTS - End of period        $58,820      $35,902
                                             ============  ===========


    CONTACT: Rackable Systems, Inc.
             Madhu Ranganathan, 408-240-8088
             investorrelations@rackable.com
             or
             Sapphire Investor Relations, LLC
             Erica Mannion, 212-766-1800 Ext. 3 (Investor Relations) investorrelations@rackable.com